SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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Aqua America, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 10, 2012.

AQUA AMERICA, INC. AQUA AMERICA, INC. 762 WEST LANCASTER AVENUE BRYN MAWR, PA 19010

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 12, 2012
Date: May 10, 2012 Time: 8:30 a.m., EDT
Location:	Drexelbrook Banquet & Corporate Events Center
4700 Drexelbrook Drive
Drexel Hill, Pennsylvania 19026

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT           ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
                                    1) BY INTERNET:        www.proxyvote.com
                                    2) BY TELEPHONE:   1-800-579-1639
                                    3) BY E-MAIL*:           sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow è XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 26, 2012 to facilitate timely delivery.

—  How To Vote  —
Please Choose One of the Following Voting Methods

Vote In Person: At the meeting, you will need to request a ballot to vote these shares. You may use this page as an Admission Ticket to enter the meeting.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow è XXXX XXXX XXXX available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote FOR ALL of the following nominees for director:
1.	Election of Directors
Nominees:
	01) Nick DeBenedictis 02) Richard Glanton 03) Lon Greenberg 04) Wendell Holland	The Board of Directors recommends you vote FOR the following proposal:

The Board of Directors recommends you vote FOR the following proposal:		4.	To consider and take action on the Company's 2012 Employee Stock Purchase Plan.

2.	To consider and take action on the ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the 2012 fiscal year.	The Board of Directors recommends you vote FOR the following proposal:
		5.	To consider and take action on an advisory vote on the Company's executive compensation programs as disclosed in the Proxy Statement.

The Board of Directors recommends you vote FOR the following proposal:		The Board of Directors recommends you vote AGAINST the following proposal:

3.	To consider and take action on an Amendment to the Company's Articles of Incorporation to declassify the Board of Directors and to provide for the transition to the annual election of directors.	6.

To consider and take action on a shareholder proposal requesting that the Board of Directors create a comprehensive policy articulating the Company's respect for and commitment to the human right to water, if properly presented at the meeting.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.